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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report
                                February 24, 2005
                        (Date of earliest event reported)

                              ULTRA PETROLEUM CORP.
             (Exact name of registrant as specified in its charter)

    Yukon Territory, Canada             0-29370                    N/A
(State or other jurisdiction of     (Commission File         (I.R.S. Employer
incorporation or organization)           Number)          Identification Number)

                    363 N. Sam Houston Parkway E., Suite 1200
                              Houston, Texas 77060
          (Address of principal executive offices, including zip code)

                                 (281) 876-0120
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                Section 5 -- Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      On February 24, 2005, F. Fox Benton III, the Chief Financial Officer of Ultra Petroleum Corp. (the "Company") tendered his resignation to the Company, effective February 25, 2005. On February 25, 2005, the Company issued the press release attached as Exhibit 99.1 announcing Mr. Benton's resignation.

                 Section 9 -- Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

      (c) Exhibits

      Exhibit Number                   Title of Document
      --------------                   -----------------

          99.1                Press release dated February 25, 2005


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ULTRA PETROLEUM CORP.

February 25, 2005                             By: /s/ David Russell
                                                  -------------------------
                                              Name: David Russell
                                              Title: Director Investor Relations


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                                  Exhibit Index

      Exhibit Number                   Title of Document
      --------------                   -----------------

          99.1                Press release dated February 25, 2005


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